UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2016

Date of reporting period:	January 1, 2016 — June 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|16

Semiannual report

Putnam VT Capital Opportunities Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

As summer comes to a close, we note that despite multiple headwinds and uncertainties both at home and overseas, the overall trajectory of the equity markets has been somewhat positive so far in 2016.

It is heartening that markets have recovered from various international and domestic challenges. We know volatile markets can be unsettling, but if recent events are any indication, we believe it is important not to overreact to short-term developments and to focus instead on the long term.

We believe the global environment continues to be supportive of stocks. Central banks around the world stand ready to add more stimulus and liquidity, if necessary, while the underpinnings of the U.S. economy remain solid, in our view. Overseas, higher hurdles to growth exist, but we believe that market gyrations may present investment opportunities. Within fixed income, yields have fallen — and in some cases have gone further into negative territory — as investors seek safety from turbulent markets, notably after the United Kingdom’s vote to depart the European Union.

At Putnam, our portfolio managers seek positive returns in every kind of market environment, backed by our network of global analysts and their own experience navigating changing conditions. They, and we, share a deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio. In the following pages, you will find an overview of your fund’s performance for the reporting period ended June 30, 2016, as well as an outlook for the coming months.

As always, it may be helpful for you to consult with your financial advisor, who can assist you in determining if your portfolio remains aligned with your long-term goals, time horizon, and tolerance for risk.

Thank you for investing with Putnam.

Performance summary (as of 6/30/16)

Investment objective

Long-term growth of capital

Net asset value June 30, 2016

Class IA: $15.87	Class IB: $15.74

Total return at net asset value

			Russell 2000	Russell 2500
(as of 6/30/16)	Class IA shares*	Class IB shares*	Index†	Index†

6 months	–1.70%	–1.82%	2.22%	3.98%

1 year	–8.39	–8.62	–6.73	–3.67

5 years	31.66	30.00	49.35	57.26
Annualized	5.66	5.39	8.35	9.48

10 years	71.35	67.08	82.43	102.61
Annualized	5.53	5.27	6.20	7.32

Life	211.85	201.72	243.95	283.75
Annualized	9.02	8.75	9.84	10.75

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: May 1, 2003.

† Effective April 1, 2016, the Russell 2000 Index replaced the Russell 2500 Index as the fund’s benchmark. In Putnam Management’s opinion, the securities tracked by this index more accurately reflect the types of securities that will generally be held by the fund.

The Russell 2000 Index is an unmanaged index of 2,000 small companies in the Russell 3000 Index.

The Russell 2500 Index is an unmanaged index of 2,500 small and midsize companies in the Russell 3000 Index.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Putnam VT Capital Opportunities Fund 1

Report from your fund’s manager

What was the market like for small-cap stocks during the six-month reporting period ended June 30, 2016?

U.S. small-cap stocks experienced considerable volatility during the reporting period but generally ended the first half of 2016 in positive territory. Stocks sold off sharply until mid-February when rumblings of constraints on oil production and a belief that the markets were oversold helped to lift sentiment. The Federal Reserve’s dovish comments, which acknowledged that global pressures warranted a patient approach toward raising interest rates, added momentum to the rally. Stocks were testing new highs until investor worries and the United Kingdom’s vote to leave the European Union curbed demand for riskier assets. With central banks indicating their willingness to add stimulus measures if necessary, some confidence returned to the markets, and stocks rallied in the closing days of the reporting period.

What was your strategy in this environment?

I assumed management of the fund on February 17, 2016, and in connection with the transition, began tilting the portfolio’s focus toward smaller-cap stocks with attractive growth prospects. Valuation metrics remain important, but I am willing to pay more for stocks of companies that I believe have solid multiyear growth potential, as indicated by earnings and price momentum factors. I typically take a bottom-up investment approach that seeks to generate excess returns relative to the benchmark through a combination of fundamental and quantitative investment techniques.

How did Putnam VT Capital Opportunities Fund perform for the six-month reporting period ended June 30, 2016?

In an environment marked by shifting investor risk tolerances, investment managers that were guided by disciplined bottom-up, company-driven fundamental research faced headwinds. As such, the fund underperformed its benchmark, the Russell 2000 Index for the six-month reporting period ended June 30, 2016, due to the effects of stock selection and sector allocation decisions. As of April 1, 2016, the Russell 2000 Index replaced the Russell 2500 Index as the fund’s benchmark.

Investment results from the financials, consumer discretionary, and industrials sectors detracted most from results. Within financials, an underweight allocation to real estate investment trusts, which rallied in response to strong demand from yield-hungry investors, weighed on results. An underweight exposure to the utilities sector detracted most from a sector allocation perspective. Because of their defensive characteristics during periods of market stress, as well as for their competitive yields in an environment of low absolute interest rates, demand for utility stocks was also strong — pushing this top-performing sector within the benchmark up by 25.7% for the first half of 2016. I had been concerned about valuations in the sector for some time and was not willing to pay up for stocks that had become overpriced relative to their fundamentals, in my view.

Results from the information technology and energy sectors added value. Within information technology, the top contributor to performance was an overweight position in Ingram Micro, a company that received a takeout offer at a substantial premium to market price. Our position in Ingram Micro was sold by period’s end. An out-of-benchmark position in Computer Sciences also added value following its announcement of a merger and better-than-expected second-quarter results.

What is your outlook for the second half of 2016?

With continued concerns about China’s economy, the downdraft in global growth, and the United Kingdom’s decision to leave the European Union, U.S. stocks outperformed international stocks during the first half of 2016. The U.S. economy showed signs of strengthening during the first half of 2016; however, global macroeconomic headwinds led Fed officials to temper their expectations for interest-rate increases in 2016. Some observers are looking well into the second half of 2016 or even 2017 for the Fed to act.

Stocks faced hurdles during the reporting period, but markets staged strong rallies following their sharp sell-offs in January and June 2016, underscoring the importance of staying invested during periods of heightened volatility, in my view. Against this backdrop, I will continue to search for overlooked, underpriced small companies that I believe are trading below their intrinsic value with the potential to appreciate over time.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Your fund’s manager

Portfolio Manager Pam Gao, CFA, has been in the investment industry since she first joined Putnam in 2000.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Capital Opportunities Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 1/1/16 to 6/30/16. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB

Total annual operating expenses for the fiscal year
ended 12/31/15	0.89%	1.14%

Annualized expense ratio for the six-month period
ended 6/30/16	0.89%	1.14%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/16		for the 6 months ended 6/30/16

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$4.39	$5.62	$4.47	$5.72

Ending value
(after expenses)	$983.00	$981.80	$1,020.44	$1,019.19

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/16. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Putnam VT Capital Opportunities Fund 3

The fund’s portfolio 6/30/16 (Unaudited)

COMMON STOCKS (97.7%)*	Shares	Value

Aerospace and defense (0.2%)
Kratos Defense & Security Solutions, Inc. † S	9,133	$37,445

		37,445
Auto components (1.9%)
American Axle & Manufacturing Holdings, Inc. †	4,310	62,409

Cooper Tire & Rubber Co.	2,555	76,190

Cooper-Standard Holding, Inc. †	1,205	95,183

Goodyear Tire & Rubber Co. (The)	1,990	51,063

Stoneridge, Inc. †	6,895	103,011

Visteon Corp.	1,056	69,495

		457,351
Banks (8.4%)
Banco Latinoamericano de Comercio Exterior SA
Class E (Panama)	2,005	53,133

Cardinal Financial Corp.	3,075	67,466

Customers Bancorp, Inc. †	3,900	98,007

East West Bancorp, Inc.	6,105	208,669

FCB Financial Holdings, Inc. Class A †	3,615	122,910

First BanCorp. (Puerto Rico) †	25,180	99,965

First Community Bancshares, Inc.	2,850	63,954

Flushing Financial Corp.	3,310	65,803

Franklin Financial Network, Inc. †	3,155	98,941

Great Southern Bancorp, Inc.	2,420	89,467

Hanmi Financial Corp.	5,610	131,779

Horizon Bancorp	1,940	48,772

MainSource Financial Group, Inc.	3,445	75,962

OFG Bancorp (Puerto Rico)	2,890	23,987

Pacific Premier Bancorp, Inc. †	2,975	71,400

Peoples Bancorp, Inc.	2,570	56,000

Popular, Inc. (Puerto Rico)	5,047	147,877

Talmer Bancorp, Inc. Class A	4,565	87,511

TCF Financial Corp.	7,430	93,990

United Community Banks, Inc.	3,620	66,210

Western Alliance Bancorp †	2,660	86,849

Wilshire Bancorp, Inc.	11,255	117,277

Zions Bancorporation	4,520	113,588

		2,089,517
Biotechnology (4.5%)
Applied Genetic Technologies Corp. †	2,930	41,401

Ardelyx, Inc. † S	3,705	32,345

ARIAD Pharmaceuticals, Inc. †	7,435	54,945

Biospecifics Technologies Corp. †	1,385	55,317

Dynavax Technologies Corp. † S	4,540	66,193

Eagle Pharmaceuticals, Inc. † S	635	24,632

Emergent BioSolutions, Inc. †	3,775	106,153

FivePrime Therapeutics, Inc. †	1,320	54,582

Halozyme Therapeutics, Inc. †	3,170	27,357

Ligand Pharmaceuticals, Inc. † S	675	80,507

Merrimack Pharmaceuticals, Inc. † S	7,645	41,207

MiMedx Group, Inc. † S	7,270	58,015

Myriad Genetics, Inc. †	1,785	54,621

Neurocrine Biosciences, Inc. †	1,058	48,086

Ophthotech Corp. †	1,415	72,207

Prothena Corp. PLC (Ireland) † S	1,610	56,286

Rigel Pharmaceuticals, Inc. †	8,660	19,312

TESARO, Inc. † S	2,525	212,226

uniQure NV (Netherlands) †	1,905	14,040

		1,119,432

COMMON STOCKS (97.7%)* cont.	Shares	Value

Building products (1.7%)
CaesarStone Sdot-Yam, Ltd. (Israel) † S	2,335	$81,165

Continental Building Products, Inc. †	4,430	98,479

Patrick Industries, Inc. †	2,530	152,534

PGT, Inc. †	9,490	97,747

		429,925
Capital markets (1.0%)
AllianceBernstein Holding LP	2,960	68,968

E*Trade Financial Corp. †	3,550	83,390

Piper Jaffray Cos. †	2,395	90,292

		242,650
Chemicals (3.8%)
American Vanguard Corp. †	5,415	81,821

Cabot Corp.	2,115	96,571

Chase Corp.	1,325	78,268

Innophos Holdings, Inc.	405	17,095

Koppers Holdings, Inc. †	5,355	164,559

Kraton Performance Polymers, Inc. †	2,720	75,970

LSB Industries, Inc. † S	3,570	43,126

Minerals Technologies, Inc.	1,250	71,000

Orion Engineered Carbons SA (Luxembourg)	7,910	125,690

Trinseo SA † S	4,270	183,311

		937,411
Commercial services and supplies (2.1%)
ACCO Brands Corp. †	11,980	123,753

Deluxe Corp.	3,050	202,429

Ennis, Inc.	4,460	85,543

Tetra Tech, Inc.	3,250	99,921

		511,646
Communications equipment (2.5%)
Applied Optoelectronics, Inc. † S	6,820	76,043

Brocade Communications Systems, Inc.	11,725	107,636

Ciena Corp. †	3,035	56,906

F5 Networks, Inc. †	1,125	128,070

InterDigital, Inc./PA	2,065	114,979

Plantronics, Inc.	1,475	64,900

ShoreTel, Inc. †	8,790	58,805

		607,339
Construction and engineering (2.9%)
Argan, Inc.	2,590	108,055

Chicago Bridge & Iron Co. NV	1,945	67,355

Dycom Industries, Inc. †	3,045	273,319

MasTec, Inc. †	6,795	151,664

Quanta Services, Inc. †	5,250	121,380

		721,773
Construction materials (0.2%)
Summit Materials, Inc. Class A †	2,683	54,894

		54,894
Consumer finance (0.6%)
Encore Capital Group, Inc. † S	1,305	30,707

Nelnet, Inc. Class A	3,465	120,409

		151,116
Containers and packaging (0.4%)
Owens-Illinois, Inc. †	5,470	98,515

		98,515
Diversified telecommunication services (1.3%)
Cogent Communications Holdings, Inc.	2,055	82,323

Frontier Communications Corp.	19,040	94,058

IDT Corp. Class B	2,765	39,235

Inteliquent, Inc.	5,625	111,881

		327,497

4 Putnam VT Capital Opportunities Fund

COMMON STOCKS (97.7%)* cont.	Shares	Value

Electrical equipment (1.0%)
AZZ, Inc.	1,280	$76,774

EnerSys	920	54,712

Sensata Technologies Holding NV †	3,090	107,810

		239,296
Electronic equipment, instruments, and components (2.5%)
Arrow Electronics, Inc. †	3,595	222,531

Littelfuse, Inc.	625	73,869

Plexus Corp. †	2,085	90,072

ScanSource, Inc. †	3,220	119,494

SYNNEX Corp.	865	82,019

VeriFone Systems, Inc. †	1,500	27,810

		615,795
Energy equipment and services (0.4%)
Oil States International, Inc. †	2,955	97,160

		97,160
Food and staples retail (0.4%)
SpartanNash Co.	3,360	102,749

		102,749
Food products (1.6%)
Hain Celestial Group, Inc. (The) †	1,945	96,764

John B. Sanfilippo & Son, Inc.	1,100	46,893

Omega Protein Corp. †	5,560	111,144

Sanderson Farms, Inc. S	1,545	133,859

		388,660
Gas utilities (0.5%)
UGI Corp.	2,917	131,994

		131,994
Health-care equipment and supplies (3.5%)
Conmed Corp.	925	44,150

DexCom, Inc. †	1,215	96,386

Globus Medical, Inc. Class A † S	2,720	64,818

Halyard Health, Inc. †	2,320	75,446

ICU Medical, Inc. †	1,520	171,380

Integer Holdings Corp. †	2,985	92,326

OraSure Technologies, Inc. †	6,810	40,247

Spectranetics Corp. (The) †	3,365	62,959

STERIS PLC (United Kingdom)	1,705	117,219

Zeltiq Aesthetics, Inc. † S	3,250	88,823

		853,754
Health-care providers and services (4.0%)
Aceto Corp.	2,575	56,367

AmSurg Corp. †	470	36,444

Centene Corp. †	1,670	119,188

Chemed Corp.	1,220	166,298

HealthSouth Corp.	1,960	76,087

Kindred Healthcare, Inc.	4,185	47,249

Landauer, Inc.	1,950	80,262

Molina Healthcare, Inc. †	530	26,447

PharMerica Corp. †	4,550	112,203

Select Medical Holdings Corp. † S	5,715	62,122

Surgical Care Affiliates, Inc. †	2,510	119,652

Triple-S Management Corp. Class B (Puerto Rico) †	3,155	77,077

		979,396
Health-care technology (0.6%)
Imprivata, Inc. †	4,715	66,010

Veeva Systems, Inc. Class A † S	2,540	86,665

		152,675
Hotels, restaurants, and leisure (2.1%)
Buffalo Wild Wings, Inc. †	330	45,854

Cheesecake Factory, Inc. (The)	2,472	119,002

Diamond Resorts International, Inc. † S	3,505	105,010

COMMON STOCKS (97.7%)* cont.	Shares	Value

Hotels, restaurants, and leisure cont.
Marriott Vacations Worldwide Corp.	1,830	$125,337

Penn National Gaming, Inc. †	7,860	109,647

		504,850
Household durables (1.2%)
Ethan Allen Interiors, Inc.	3,730	123,239

LGI Homes, Inc. † S	5,585	178,385

		301,624
Independent power and renewable electricity producers (0.4%)
Dynegy, Inc. †	5,200	89,648

		89,648
Insurance (2.8%)
American Equity Investment Life Holding Co.	5,080	72,390

Amtrust Financial Services, Inc.	2,775	67,988

CNO Financial Group, Inc.	6,620	115,585

Employers Holdings, Inc.	4,520	131,170

Federated National Holding Co.	4,695	89,393

Genworth Financial, Inc. Class A †	6,835	17,634

HCI Group, Inc.	1,840	50,195

Heritage Insurance Holdings, Inc.	4,370	52,309

United Insurance Holdings Corp.	6,260	102,539

		699,203
Internet and catalog retail (0.4%)
FTD Cos., Inc. †	3,690	92,102

		92,102
Internet software and services (2.0%)
Cornerstone OnDemand, Inc. †	1,860	70,792

IAC/InterActive Corp.	2,790	157,077

j2 Global, Inc.	1,865	117,812

Stamps.com, Inc. †	670	58,571

Web.com Group, Inc. †	4,800	87,264

		491,516
IT Services (2.9%)
CACI International, Inc. Class A †	1,280	115,725

Cardtronics, Inc. †	1,800	71,658

Computer Sciences Corp.	3,550	176,258

CSG Systems International, Inc.	3,150	126,977

ManTech International Corp. Class A	3,410	128,966

Perficient, Inc. †	5,010	101,753

		721,337
Leisure products (0.4%)
MCBC Holdings, Inc.	3,120	34,476

Vista Outdoor, Inc. †	1,260	60,140

		94,616
Life sciences tools and services (1.4%)
Albany Molecular Research, Inc. † S	6,830	91,795

Cambrex Corp. †	1,595	82,509

INC Research Holdings, Inc. Class A †	1,560	59,483

VWR Corp. †	3,460	99,994

		333,781
Machinery (3.2%)
Douglas Dynamics, Inc.	2,130	54,805

Greenbrier Cos., Inc. (The) S	3,505	102,101

NN, Inc.	5,490	76,805

Snap-On, Inc.	845	133,358

Standex International Corp.	1,015	83,869

Terex Corp.	2,825	57,376

Wabash National Corp. †	7,015	89,091

Wabtec Corp.	2,680	188,216

		785,621
Marine (0.2%)
Matson, Inc.	1,175	37,941

		37,941

Putnam VT Capital Opportunities Fund 5

COMMON STOCKS (97.7%)* cont.	Shares	Value

Media (1.0%)
Lions Gate Entertainment Corp.	3,940	$79,706

Nexstar Broadcasting Group, Inc. Class A S	1,365	64,947

Regal Entertainment Group Class A S	4,430	97,637

		242,290
Multi-utilities (0.5%)
Vectren Corp.	2,300	121,141

		121,141
Multiline retail (0.3%)
Big Lots, Inc.	1,350	67,649

		67,649
Oil, gas, and consumable fuels (1.2%)
Aegean Marine Petroleum Network, Inc. (Greece) S	10,555	58,053

Callon Petroleum Co. †	6,645	74,623

Diamondback Energy, Inc. †	740	67,495

Gulfport Energy Corp. †	985	30,791

Northern Oil and Gas, Inc. † S	12,850	59,367

		290,329
Paper and forest products (0.6%)
Domtar Corp.	2,895	101,354

KapStone Paper and Packaging Corp.	3,080	40,071

		141,425
Pharmaceuticals (4.2%)
Akorn, Inc. †	1,470	41,873

ANI Pharmaceuticals, Inc. †	1,055	58,890

Aralez Pharmaceuticals, Inc. (Canada) †	10,104	33,343

Depomed, Inc. †	2,005	39,338

Endo International PLC †	6,125	95,489

Horizon Pharma PLC †	6,110	100,632

Impax Laboratories, Inc. †	3,450	99,429

Jazz Pharmaceuticals PLC †	875	123,646

Lannett Co., Inc. † S	2,845	67,683

Medicines Co. (The) †	2,125	71,464

Pacira Pharmaceuticals, Inc. †	1,965	66,279

Prestige Brands Holdings, Inc. †	1,385	76,729

Sucampo Pharmaceuticals, Inc. Class A †	4,735	51,943

Supernus Pharmaceuticals, Inc. †	5,720	116,516

		1,043,254
Professional services (1.8%)
ICF International, Inc. †	3,375	138,038

Navigant Consulting, Inc. †	12,400	200,260

On Assignment, Inc. †	2,600	96,070

		434,368
Real estate investment trusts (REITs) (7.2%)
Agree Realty Corp.	1,547	74,627

Apollo Commercial Real Estate Finance, Inc. S	4,475	71,913

ARMOUR Residential REIT, Inc.	890	17,800

Ashford Hospitality Trust, Inc.	7,920	42,530

Brandywine Realty Trust	4,340	72,912

CBL & Associates Properties, Inc.	2,560	23,834

Chesapeake Lodging Trust	3,175	73,819

Chimera Investment Corp.	6,525	102,443

Colony Capital, Inc. Class A S	4,265	65,468

Communications Sales & Leasing, Inc.	5,510	159,239

Community Healthcare Trust, Inc.	3,190	67,437

CYS Investments, Inc.	4,690	39,255

Geo Group, Inc. (The)	3,005	102,711

Hersha Hospitality Trust	1,925	33,014

Investors Real Estate Trust	6,230	40,308

Lexington Realty Trust	10,885	110,047

LTC Properties, Inc.	1,080	55,868

MFA Financial, Inc.	4,085	29,698

COMMON STOCKS (97.7%)* cont.	Shares	Value

Real estate investment trusts (REITs) cont.
National Health Investors, Inc.	1,545	$116,014

Omega Healthcare Investors, Inc.	2,740	93,023

One Liberty Properties, Inc.	2,245	53,543

Ramco-Gershenson Properties Trust	3,090	60,595

Select Income REIT	2,435	63,286

STAG Industrial, Inc.	3,315	78,930

Summit Hotel Properties, Inc.	8,070	106,847

Universal Health Realty Income Trust	495	28,304

		1,783,465
Real estate management and development (0.5%)
RE/MAX Holdings, Inc. Class A	3,035	122,189

		122,189
Semiconductors and semiconductor equipment (7.6%)
Advanced Energy Industries, Inc. †	4,785	181,639

Ambarella, Inc. † S	845	42,934

Cavium, Inc. †	890	34,354

CEVA, Inc. †	5,590	151,880

Cirrus Logic, Inc. †	2,320	89,993

Cypress Semiconductor Corp.	11,245	118,635

Integrated Device Technology, Inc. †	3,265	65,724

Intersil Corp. Class A	3,580	48,473

Lam Research Corp. S	2,556	214,849

Lattice Semiconductor Corp. †	15,760	84,316

Mellanox Technologies, Ltd. (Israel) †	2,680	128,533

MKS Instruments, Inc.	1,900	81,814

Monolithic Power Systems, Inc.	865	59,097

ON Semiconductor Corp. †	7,285	64,254

Power Integrations, Inc.	1,365	68,346

Semtech Corp. †	955	22,786

Silicon Laboratories, Inc. †	865	42,160

Skyworks Solutions, Inc.	2,410	152,505

Tessera Technologies, Inc.	2,760	84,566

Tower Semiconductor, Ltd. (Israel) † S	10,030	124,573

		1,861,431
Software (4.1%)
AVG Technologies NV (Netherlands) †	3,015	57,255

Blackbaud, Inc.	1,430	97,097

Fleetmatics Group PLC (Ireland) †	1,650	71,495

Gigamon, Inc. †	1,325	49,542

Mentor Graphics Corp.	4,700	99,922

MobileIron, Inc. †	11,565	35,273

Paylocity Holding Corp. †	1,355	58,536

Proofpoint, Inc. † S	2,125	134,066

PROS Holdings, Inc. †	5,345	93,163

Rovi Corp. †	3,610	56,460

Tyler Technologies, Inc. †	860	143,371

Ultimate Software Group, Inc. †	365	76,756

Zendesk, Inc. †	1,830	48,275

		1,021,211
Specialty retail (1.6%)
DSW, Inc. Class A	2,080	44,054

Express, Inc. †	4,880	70,809

Michaels Cos., Inc. (The) †	8,435	239,891

Restoration Hardware Holdings, Inc. † S	1,540	44,167

		398,921
Technology hardware, storage, and peripherals (0.6%)
Cray, Inc. †	504	15,080

NCR Corp. †	5,010	139,128

		154,208

6 Putnam VT Capital Opportunities Fund

COMMON STOCKS (97.7%)* cont.	Shares	Value

Textiles, apparel, and luxury goods (0.9%)
G-III Apparel Group, Ltd. †	1,335	$61,036

Oxford Industries, Inc.	865	48,976

Steven Madden, Ltd. †	1,550	52,979

Wolverine World Wide, Inc.	2,580	52,426

		215,417
Thrifts and mortgage finance (1.5%)
BofI Holding, Inc. † S	3,685	65,261

Federal Agricultural Mortgage Corp. Class C	2,550	88,791

LendingTree, Inc. † S	1,220	107,763

Meta Financial Group, Inc.	1,995	101,665

		363,480
Tobacco (0.4%)
Vector Group, Ltd. S	4,470	100,217

		100,217
Trading companies and distributors (0.7%)
Beacon Roofing Supply, Inc. †	2,080	94,578

H&E Equipment Services, Inc.	4,725	89,917

		184,495

Total common stocks (cost $23,091,145)		$24,045,719

INVESTMENT COMPANIES (0.9%)*	Shares	Value

Hercules Capital, Inc.	5,950	$73,899

Medley Capital Corp.	7,480	50,116

Solar Capital, Ltd.	5,055	96,298

Total investment companies (cost $213,357)		$220,313

SHORT-TERM INVESTMENTS (11.8%)	Shares	Value

Putnam Cash Collateral Pool, LLC 0.64% [d]	2,775,913	$2,775,913

Putnam Short Term Investment Fund 0.47% L	134,043	134,043

Total short-term investments (cost $2,909,956)		$2,909,956

Total investments (cost $26,214,458)		$27,175,988

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2016 through June 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $24,616,613.

† This security is non-income-producing.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$2,374,820	$—	$—

Consumer staples	591,626	—	—

Energy	387,489	—	—

Financials	5,451,620	—	—

Health care	4,482,292	—	—

Industrials	3,382,510	—	—

Information technology	5,472,837	—	—

Materials	1,232,245	—	—

Telecommunication services	327,497	—	—

Utilities	342,783	—	—

Total common stocks	24,045,719	—	—

Investment companies	220,313	—	—

Short-term investments	134,043	2,775,913	—

Totals by level	$24,400,075	$2,775,913	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Putnam VT Capital Opportunities Fund 7

Statement of assets and liabilities
6/30/16 (Unaudited)

Assets

Investment in securities, at value, including $2,760,372 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $23,304,502)	$24,266,032

Affiliated issuers (identified cost $2,909,956) (Notes 1 and 5)	2,909,956

Dividends, interest and other receivables	49,024

Receivable for shares of the fund sold	124,331

Receivable for investments sold	377,265

Total assets	27,726,608

Liabilities

Payable for investments purchased	238,824

Payable for shares of the fund repurchased	22,962

Payable for compensation of Manager (Note 2)	8,772

Payable for custodian fees (Note 2)	4,688

Payable for investor servicing fees (Note 2)	1,589

Payable for Trustee compensation and expenses (Note 2)	34,879

Payable for administrative services (Note 2)	96

Payable for distribution fees (Note 2)	2,649

Collateral on securities loaned, at value (Note 1)	2,775,913

Other accrued expenses	19,623

Total liabilities	3,109,995

Net assets	$24,616,613

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$21,977,523

Undistributed net investment income (Note 1)	140,491

Accumulated net realized gain on investments	1,537,069

Net unrealized appreciation of investments	961,530

Total — Representing net assets applicable to capital shares outstanding	$24,616,613

Computation of net asset value Class IA

Net assets	$11,822,776

Number of shares outstanding	744,961

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$15.87

Computation of net asset value Class IB

Net assets	$12,793,837

Number of shares outstanding	812,732

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$15.74

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Capital Opportunities Fund

Statement of operations
Six months ended 6/30/16 (Unaudited)

Investment income

Dividends (net of foreign tax of $1,057)	$205,969

Interest (including interest income of $1,186 from investments in affiliated issuers) (Note 5)	1,186

Securities lending (Note 1)	10,255

Total investment income	217,410

Expenses

Compensation of Manager (Note 2)	76,015

Investor servicing fees (Note 2)	8,550

Custodian fees (Note 2)	6,806

Trustee compensation and expenses (Note 2)	1,347

Distribution fees (Note 2)	15,778

Administrative services (Note 2)	282

Auditing and tax fees	13,753

Other	7,698

Fees waived and reimbursed by Manager (Note 2)	(5,849)

Total expenses	124,380

Expense reduction (Note 2)	(1,291)

Net expenses	123,089

Net investment income	94,321

Net realized gain on investments (Notes 1 and 3)	1,632,102

Net unrealized depreciation of investments during the period	(2,250,292)

Net loss on investments	(618,190)

Net decrease in net assets resulting from operations	$(523,869)

Statement of changes in net assets

	Six months ended	Year ended
	6/30/16*	12/31/15

Decrease in net assets

Operations:

Net investment income	$94,321	$290,752

Net realized gain on investments	1,632,102	522,095

Net unrealized depreciation of investments	(2,250,292)	(3,026,486)

Net decrease in net assets resulting from operations	(523,869)	(2,213,639)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(126,965)	(97,453)

Class IB	(99,918)	(54,545)

Net realized short-term gain on investments

Class IA	—	(286,788)

Class IB	—	(287,905)

From net realized long-term gain on investments

Class IA	(278,149)	(1,833,419)

Class IB	(302,952)	(1,840,565)

Increase (decrease) from capital share transactions (Note 4)	(408,642)	196,059

Total decrease in net assets	(1,740,495)	(6,418,255)

Net assets:

Beginning of period	26,357,108	32,775,363

End of period (including undistributed net investment income of $140,491 and $273,053, respectively)	$24,616,613	$26,357,108

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT Capital Opportunities Fund 9

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/16†	$16.70	.07	(.35)	(.28)	(.17)	(.38)	(.55)	—	$15.87	(1.70)*	$11,823	.44*[e,f]	.45*[e,f]	92*

12/31/15	20.83	.20	(1.45)	(1.25)	(.13)	(2.75)	(2.88)	—	16.70	(7.37)	12,731.89		1.09	21

12/31/14	23.55	.13	1.41	1.54	(.10)	(4.16)	(4.26)	—	20.83	7.36	16,453	.92[e]	.61[e]	58

12/31/13	17.67	.09	5.95	6.04	(.16)	—	(.16)	—	23.55	34.33	18,510.91		.43	75

12/31/12	15.50	.15	2.13	2.28	(.11)	—	(.11)	—	17.67	14.69	15,888.91		.86	44

12/31/11	16.52	.10[g]	(1.06)	(.96)	(.06)	—	(.06)	—[h,i]	15.50	(5.88)	16,392	.94[e]	.63[e,g]	35

Class IB

6/30/16†	$16.54	.05	(.34)	(.29)	(.13)	(.38)	(.51)	—	$15.74	(1.82)*	$12,794	.57*[e,f]	.33*[e,f]	92*

12/31/15	20.65	.15	(1.44)	(1.29)	(.07)	(2.75)	(2.82)	—	16.54	(7.61)	13,626	1.14	.83	21

12/31/14	23.39	.07	1.39	1.46	(.04)	(4.16)	(4.20)	—	20.65	7.05	16,322	1.17[e]	.36[e]	58

12/31/13	17.54	.04	5.92	5.96	(.11)	—	(.11)	—	23.39	34.10	18,016	1.16	.18	75

12/31/12	15.39	.10	2.11	2.21	(.06)	—	(.06)	—	17.54	14.37	14,651	1.16	.62	44

12/31/11	16.41	.06[g]	(1.06)	(1.00)	(.02)	—	(.02)	—[h,i]	15.39	(6.11)	15,310	1.19[e]	.37[e,g]	35

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

6/30/16	0.02%

12/31/14	0.01

12/31/11	0.04

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

g Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class IA	$0.06	0.34%

Class IB	0.05	0.33

h Amount represents less than $0.01 per share.

i Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Capital Opportunities Fund

Notes to financial statements 6/30/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2016 through June 30, 2016.

Putnam VT Capital Opportunities Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term growth of capital. The fund invests mainly in common stocks (growth or value stocks or both) of small and midsize U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Putnam VT Capital Opportunities Fund 11

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $2,775,913 and the value of securities loaned amounted to $2,760,372.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a tax basis is $26,258,642, resulting in gross unrealized appreciation and depreciation of $2,011,486 and $1,094,140, respectively, or net unrealized appreciation of $917,346.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 30.7% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.311% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $5,459 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $390.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$4,108
Class IB	4,442

Total	$8,550

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund

12 Putnam VT Capital Opportunities Fund

also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3 under the expense offset arrangements and by $1,288 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $19, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$15,778

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$22,179,044	$23,528,356

U.S. government securities (Long-term)	—	—

Total	$22,179,044	$23,528,356

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/16		Year ended 12/31/15		Six months ended 6/30/16		Year ended 12/31/15

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	25,195	$401,439	35,547	$667,296	25,107	$392,583	39,775	$739,218

Shares issued in connection with
reinvestment of distributions	25,288	405,114	119,615	2,217,660	25,338	402,870	118,642	2,183,015

	50,483	806,553	155,162	2,884,956	50,445	795,453	158,417	2,922,233

Shares repurchased	(67,800)	(1,060,551)	(182,646)	(3,335,131)	(61,470)	(950,097)	(124,972)	(2,275,999)

Net increase (decrease)	(17,317)	$(253,998)	(27,484)	$(450,175)	(11,025)	$(154,644)	33,445	$646,234

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund*	$186,767	$6,381,820	$6,434,544	$1,186	$134,043

Total	$186,767	$6,381,820	$6,434,544	$1,186	$134,043

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Putnam VT Capital Opportunities Fund 13

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented a contractual expense limitation applicable to specified open-end funds, including your fund, of 20

14 Putnam VT Capital Opportunities Fund

basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). This expense limitation attempts to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that this expense limitation was not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain this expense limitation until at least April 30, 2018. Putnam Management’s support for this expense limitation arrangement was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Lipper as of December 31, 2015 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper VP (Underlying Funds) — Small-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

Putnam VT Capital Opportunities Fund 15

One-year period	Three-year period	Five-year period

4th	4th	4th

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 129, 125 and 119 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year, three-year, and five-year periods ended December 31, 2015 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance during those periods was largely attributable to the fund’s relative emphasis on investing in securities (particularly small cap securities) that the fund’s portfolio managers believed were undervalued by the market, which detracted from the fund’s performance during a period in which value-based investment strategies generally underperformed growth-based investment strategies.

The Trustees observed that, in February 2016, to address the fund’s performance challenges and to reduce its emphasis on value investing, Putnam Investments had removed the fund’s portfolio managers and appointed a new portfolio manager to take sole responsibility for managing the fund’s investments. The Trustees noted that Putnam Investments was confident in the new portfolio manager and her investment process. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

16 Putnam VT Capital Opportunities Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s [SEC] website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Advisor	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		Katinka Domotorffy
57–59 St James’s Street	Custodian	John A. Hill
London, England SW1A 1LD	State Street Bank and Trust Company	Paul L. Joskow
Kenneth R. Leibler
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109		W. Thomas Stephens

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Capital Opportunities Fund 17

This report has been prepared for the shareholders	H501
of Putnam VT Capital Opportunities Fund.	VTSA068 301632 8/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 26, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 26, 2016